Mercantile Bank Corporation

Investor Presentation

July 2024



Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2023, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team



RAYMOND REITSMA

PRESIDENT &
CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed CEO & President of the Bank effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER &
TREASURER

Mr. Christmas joined the Bank in 1998 and has over 36 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Financial Performance

Second Quarter 2024

Performance Highlights

Earnings	• Net income of $18.8MM in 2Q24 versus $20.4MM in 2Q23 • EPS of $1.17 in 2Q24 versus $1.27 in 2Q23
Net Interest Margin	• Net interest margin of 3.63% in 2Q24 versus 4.05% in 2Q23 • Increased asset yield attributed to high percentage of floating rate loans and higher interest rate environment • Rising cost of funds attributed to shifting mix
Deposit and Funding	• Total deposits grew an annualized 13% in the first half of 2024 • Loan to deposit ratio declined by 300 basis points in the first half of 2024
Commercial Loan Portfolio	• Commercial loans grew an annualized 7% in the first half of 2024
Asset Quality	• Nonperforming assets to total assets ratio of 0.16% • YTD net loan charge-offs (recoveries) to average loans of (0.03%) annualized
Capital	• Total risk-based capital ratio of 14.1% at the end of 2Q24 • Tangible book value per share grew to $31.09 at the end of 2Q24 from $26.78 (over 16%) at the end of 2Q23

Shareholder Value

Strong earnings and relative size of investment portfolio mitigated impact of unrealized losses on tangible book value per share during increasing rate environment


$35
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
After Tax Net Unrealized Gain/(Loss) per share
TBV per common share excluding after tax unrealized gain/(loss)
Tangible book value (TBV) per common share

Growth in Tangible Book Value and cash dividend per common share


Tangible Book Value per common share
$35
$30
$25
$20
$15
$10
$5
$0
2019
2020
2021
2022
2023
2024 YTD
As of period end


Cash dividend per common share
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.06
$1.12
$1.18
$1.26
$1.34
2019
2020
2021
2022
2023

Profitability Metrics

Solid profitability metrics; historically above peer averages


Quarterly
Return on Average Assets
(ROAA) relative to peer group
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
MBWM - ROAA
Peer Median - ROAA


Quarterly
Return on Average Equity
(ROAE) relative to peer group
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
MBWM - ROAE
Peer Median - ROAE

Loan to Deposit Ratio*


120%
100%
80%
60%
40%
20%
0%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In millions
102%
110%
107%
85%
Ratio of Retail Loans to Total Loans: 13%
Ratio of Retail Loans to Total Loans: 20%
Increase in PPP loans leading to an increase in deposit balances and Federal Reserve deposits
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Loan to Deposit Ratio
Total Loans
Federal Reserve Deposits
Total Deposits

*Reflects end of quarter balances.

Net Interest Income

Stable net interest income through a dynamic interest rate environment


$55
$35
$15
($5)
$ in millions
5.5%
4.5%
3.5%
2.5%
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Income
Provision
Net interest income after provision for credit losses
SOFR 90-Day Average

Increased interest income reflects loan growth and higher interest rate environment


$100
$80
$60
$40
$20
$0
Interest Income ($ in millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
Loans ($ in billions)
2Q23
3Q23
4Q23
1Q24
2Q24
Other Interest Income
Interest on Loans, including fees
Average Loans

Interest expense increase reflects strategic deposit growth, higher deposit costs, and change in funding mix related to lowering the loan to deposit ratio. Noninterest-bearing deposits (NIB) is historically above peers


$35
$30
$25
$20
$15
$10
$5
$0
Expense ($ in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Deposits ($ in billions)
2Q23
3Q23
4Q23
1Q24
2Q24
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits


100%
80%
60%
40%
20%
0%
% of Total Deposits
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Brokered deposits
Higher-cost deposits
Lower-cost deposits
Non-interest bearing deposits
Peer average NIB

Net Interest Margin

Stable net interest margin

- Proactive balance sheet management strategies such as matched funding fixed rate commercial loans and commercial loan back-to-back interest rate swap program
- Solid margin provides opportunity to lower loan to deposit ratio


2.9%
3.6%
4.3%
4.3%
4.1%
4.0%
3.9%
3.7%
3.6%
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
Net Interest Margin
Peer Average NIM

	2nd Qtr 2022	3rd Qtr 2022	4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024
Earning Asset Yields:									
Loans	3.97%	4.56%	5.49%	5.90%	6.19%	6.37%	6.53%	6.65%	6.64%
Investments	1.68%	1.79%	1.91%	1.95%	2.00%	2.13%	2.18%	2.20%	2.30%
Other	0.76%	2.15%	3.60%	4.18%	4.88%	5.26%	5.31%	5.35%	5.28%
Total Earning Assets	3.32%	4.04%	4.95%	5.35%	5.61%	5.78%	5.95%	6.06%	6.07%
Cost of Funds:									
Deposits	0.19%	0.24%	0.42%	0.87%	1.36%	1.67%	1.94%	2.25%	2.42%
Borrowed Funds	1.90%	1.99%	2.13%	2.51%	2.90%	2.98%	3.15%	3.51%	3.56%
Total Earning Assets	0.44%	0.48%	0.65%	1.07%	1.56%	1.80%	2.03%	2.32%	2.44%
Net Interest Margin	2.88%	3.56%	4.30%	4.28%	4.05%	3.98%	3.92%	3.74%	3.63%

Yield on Assets / Cost of Funds

Meaningful increase in yield on loans

- Increasing interest rate environment
- Floating rates on over two-thirds of commercial loans
- Re-priced maturing fixed rate loans and investments

Gradual increase in cost of funds

- Deposit rate increases and change in funding mix throughout 2023 and 2024


8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
Yield on total earning assets
Cost of funds (total earning assets)
Net interest margin (fully tax-equivalent)

Noninterest Income

Notable increases in treasury management-related income and mortgage banking income


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
2Q23
3Q23
4Q23
1Q24
2Q24
Other income
Earnings on bank owned life insurance
Payroll services
Interest rate swap income
Credit and debit card income
Mortgage banking income
Service charges on accounts

Noninterest Expense

Stable Cost Structure and Efficiency Ratio

52%*
Efficiency Ratio


$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2Q23
3Q23
4Q23
1Q24
2Q24
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of June 30, 2024.

Mortgage Loan Portfolio*


Mortgage Loan Originations
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
Refinance mortgage loans originated
Purchase mortgage loans originated


Mortgage Loan Sale Production
Saleable Loans
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Income on Sales of Mortgage Loans
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
Total saleable mortgage loans
Income on sale of mortgage loans

*in thousands

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve: 15 bps increase from the 2Q 2023 to 2Q 2024



Average Loans (in millions)
$4,018
$4,054
$4,184
$4,299
$4,396
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024

Asset Quality Metrics

($ in thousands)		2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024
Gross loan charge-offs	$	500	200	100	0	0
Recoveries	$	300	200	200	400	300
Net loan charge-offs (recoveries)	$	200	0	(100)	(400)	(300)
Net loan charge-offs (recoveries) to average loans		0.02%	< 0.01%	(0.01%)	(0.04%)	(0.03%)
Provision for credit losses	$	2,000	3,300	1,800	1,300	3,500
Allowance for credit losses	$	44,700	48,000	49,900	51,600	55,400
Allowance to loans		1.10%	1.17%	1.16%	1.19%	1.25%
Nonperforming loans	$	2,100	5,900	3,400	6,000	9,100
Other real estate/repossessed assets	$	700	100	200	200	0
Nonperforming loans to total loans		0.05%	0.14%	0.08%	0.14%	0.21%
Nonperforming assets to total assets		0.05%	0.11%	0.07%	0.11%	0.16%

Loan Repricing*

The majority of total loans (73%) have a floating rate

- 72% of commercial loans have a floating rate.
- 81% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 86% of total loans are subject to repricing within the next five years.


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0 – 12 Months
1 – 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans

*As of June 30, 2024. Includes total loan portfolio. $ in thousands

Total Loan Portfolio Rate Type


Fixed Rate Loans: 27%
Variable Rate Loans 73%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 14%
0 – 12 Months 61%
1 – 5 Years 25%

Investment Portfolio Gains & Losses ($ in thousands)

- Due to the increasing interest rate environment, net unrealized losses started to increase meaningfully during the first quarter of 2022, peaking in September 2022 ($92 million before tax).
- Net unrealized losses (before tax) equaled $67 million as of June 30, 2024 compared to $64 million as of December 31, 2023.

As of June 30, 2024


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

As of December 31, 2023


$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Regulatory Capital Ratios
(Mercantile Bank Data)

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*
(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

Tier 1 Leverage Capital Ratio
12.2%

Total Risk Based Capital Ratio
13.9%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
12.9%

Excess Total Risk Based Capital
$204 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$151 Million

As of June 30, 2024

Adjusted Capital and Ratios are adjusted for the after tax net unrealized gains/losses

Deposits & Sweep Accounts


Brokered Deposits
3%
Sweep
Accounts
5%
Noninterest-Bearing
Checking
26%
Time $100,000
& Over
12%
Time Under
$100,000
4%
Savings
6%
Money Market
29%
Interest-Bearing
Checking
15%
$4.4 Billion
as of
June 30,
2024


Brokered Deposits
4%
Sweep Accounts
6%
Noninterest-Bearing
Checking
30%
Time $100,000 &
Over
11%
Time Under
$100,000
4%
Savings
6%
Money Market
23%
Interest-Bearing
Checking
16%
$4.1 Billion
as of
December 31,
2023

Large Depositors
Includes Sweep Account Balances

Depositors with over $5 million as of June 30, 2024



Total - 77 relationships aggregating $1.3 billion

- Business/Individual – 63 relationships aggregating $1.1 billion
- Governmental – 14 relationships aggregating $0.2 billion

Depositors with over $5 million as of June 30, 2019

Total - 42 relationships aggregating $577 million

- Portion of 2019 depositors with over $5 million remaining as of 6-30-2024:
  30 relationships aggregating:
  $484 million as of June 30, 2019
  $785 million as of June 30, 2024
- Portion of 2019 depositors with less than $5 million as of 6-30-2024


Balance of the 30 relationships as of 6-30-19 and 6-30-24
30 relationships over $5 million as of June 30, 2024
Totaled $484 million in 2019
Totaled $785 million in 2024

Deposit Balances

Deposits comprised of mostly business accounts*


Personal
37%
Business
63%

($ in thousands)		December 31, 2023		June 30, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	208,800	1,038,900	198,600	927,500
Interest Checking	$	201,300	434,500	176,900	433,300
Savings	$	220,700	41,800	205,700	43,800
Money Market	$	307,200	650,300	369,700	800,500
Certificates of Deposit	$	413,300	215,800	469,000	229,900
Total Deposits	$	1,351,300	2,381,300	1,419,900	2,435,000

** as of June 30, 2024. Excludes brokered deposits.*

Sources of Liquidity*

Source		Availability *($ in thousands)*
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	576,000
Unpledged Investments	$	426,000

*As of June 30, 2024.

Thoughts on Remainder of 2024

Prime/SOFR Rates

- 25 basis point reduction effective October 1, 2024

2024 Performance Metrics

	3rd Quarter	4th Quarter
Loan Growth	4.00% - 6.00%	4.00% - 6.00%
Net Interest Margin	3.50% - 3.60%	3.50% - 3.60%
Fee Income	$9.0MM - $10.0MM	$8.5MM - $9.5MM
Overhead Costs	$30.5MM - $31.5MM	$30.5MM - $31.5MM
Federal Tax Rate	20%	20%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,275,700	29%
Real Estate – NonOwner Occupied	$	1,059,100	24%
Real Estate – Owner Occupied	$	732,800	16%
Real Estate – Multi-Family & Residential Rental	$	389,400	9%
Real Estate – Land Development & Residential Construction	$	76,300	2%
Total Commercial Loans	$	3,533,300	80%
Retail Loans			
1 – 4 Family Mortgages	$	849,600	19%
Other Consumer	$	55,300	1%
Total Retail Loans	$	904,900	20%
Total Loans	$	4,438,200	100%

As of June 30, 2024.

Asset Quality Metrics

16 bps*
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24
Net loan charge-offs (recoveries)	$ 200	0	(100)	(400)	(300)
Net loan charge-offs (recoveries) to average loans *(annualized)*	0.02%	0	(0.01%)	(0.04%)	(0.03%)
Allowance to loans	1.10%	1.17%	1.16%	1.19%	1.25%
Nonperforming loans to total loans	0.05%	0.14%	0.08%	0.14%	0.21%
Nonperforming assets to total assets	0.05%	0.11%	0.07%	0.11%	0.16%

**As of June 30, 2024.*

Core Commercial Loan Growth ($ in millions)

7%

Commercial loan growth in the first half of 2024

(Annualized)

Five Quarter Loan Growth Trends

Core Commercial Loans


$3,600
$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$3,206
$3,238
$3,415
$3,430
$3,533
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24

Five Year Annual Loan Growth Trends

		12/31/19	12/31/20	12/31/21	12/31/22	12/31/23
Core Commercial Loans	$	2,451	2,438	2,923	3,147	3,415
PPP Loans	$	–	365	40	1	–
Total Commercial Loans	$	2,451	2,803	2,963	3,148	3,415

Lending Commitments ($ in millions)

		6/30/23	9/30/23	12/31/23	3/31/24	6/30/24
Construction Loans						
Commercial	$	327	379	311	362	320
Residential	$	59	54	46	40	37
Commitments to Make Loans*	$	351	288	262	235	255
Total	$	737	721	619	637	612

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Composition - Commercial Loans*


Loan Type
Commercial Real Estate - Non-Owner Occupied 30%
Commercial Real Estate - Multi-Family & Residential Rental 11%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 21%
Commercial Vacant Land, Land Development & Residential Construction 2%


Industry
Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 19%
Information <1%
Finance & Insurance 3%
Construction 5%
Services 21%
Real Estate, Rental & Leasing 38%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate - Owner Occupied	Commercial Real Estate - Non-Owner Occupied	Commercial Real Estate - Multi-Family & Residential Rental
Grades 1-4	$	708.5	26.0	473.0	443.4	166.5
Grades 5-7	$	551.3	50.3	259.4	606.0	210.7
Grades 8-9	$	15.9	-	0.4	9.7	12.2
Total Commercial	$	1,275.7	76.3	732.8	1,059.1	389.4

** As of June 30, 2024*

Rate Type - Commercial Loans * ($ in thousands)

Rate Type Breakdown


28%
72%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,540,200
Fixed Rate Commercial Loans	$	993,100
Total Commercial Loans	$	3,533,300

*As of June 30, 2024.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	0.1	4.8	4.9	1,270.8	1,275.7	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	76.3	76.3	-
Real Estate – Owner Occupied	$	-	-	-	-	732.8	732.8	-
Real Estate – Non-Owner Occupied	$	-	-	-	-	1,059.1	1,059.1	-
Real Estate – Multi-Family & Residential Rental	$	-	-	-	-	389.4	389.4	-
Total Commercial	$	-	0.1	4.8	4.9	3,528.4	3,533.3	-
1-4 Family Mortgages	$	0.7	0.5	0.1	1.3	848.3	849.6	-
Other Consumer Loans	$	0.1	-	-	0.1	55.2	55.3	-
Total Retail	$	0.8	0.5	0.1	1.4	903.5	904.9	-
Total Past Due Loans	$	0.8	0.6	4.9	6.3	4,431.9	4,438.2	-

As of June 30, 2024. Excludes current non-accrual loans.

Past Due Loans

14 bps*
as % of
Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of June 30, 2024.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
6/30/23
9/30/23
12/31/23
3/31/2024
6/30/2024

Non-Owner Occupied Commercial Real Estate Lending*

Current NOO CRE Composition


NOO CRE Office
NOO CRE Retail
NOO Industrial
NOO CRE Hotel
NOO CRE Assisted Living
Other NOO CRE
Remainder of Total Loans
6%
6%
6%
3%
2%
1%
Total Loan Portfolio (excluding NOO CRE)

Historical NonPerforming NOO CRE

(ending balance, $ in thousands)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
NonPerforming NOO CRE ($ in thousands)

($ in thousands)	Balance	% of NOO CRE	% of Total Loans
Office	$ 270,500	26%	6%
Retail**	$ 259,500	24%	6%
Industrial	$ 253,500	24%	6%
Assisted Living	$ 128,600	12%	3%
Hotel	$ 104,600	10%	2%
Other	$ 42,300	4%	1%
Total	$ 1,059,000	100%	24%

- 100% of NOO CRE located in Michigan
- 40% of office is medical use in Michigan
- 0% nonperforming NOO CRE loans versus 0.11% for total loans and 0.55% national bank average as of March 31, 2024.

**As of June 30, 2024.*
***Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.*

Company Overview



Mercantile Bank...

- Is the one of the largest bank headquartered in Michigan
- Was founded in 1997 in Grand Rapids, MI.
- Has more than 650 employees & over 40 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury & personal banking needs.

We invest in our communities by...

- Volunteering more than 21,000 hours in community service supporting more than 800 organizations.
- Teaching more than 220 financial wellness classes.
- Donating nearly $1,000,000 to local non-profits & fundraisers.
- Over $22 million invested in affordable housing projects throughout the state.

Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Weave DEI principles throughout organization
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand Enterprise Risk Management practices, monitoring, and reporting

Forward Progress

ESG

Environmental, Social & Governance

- Dedicated Corporate Sustainability Committee with Board Governance Committee oversight
- Enterprise risk management program continuously identifying, assessing, and mitigating company-wide risks, including financial, operational, regulatory, reputational, and legal
- Provided 1,288 Small Business/Community Reinvestment Act (CRA) loans totaling $347 million in 2023
- 116 Community Development Loans in 2023, totaling over $430 million
- Corporate and employee donations totaling $1.3 million in support of non-profit organizations in 2023
- Engaged employees provided 24,872 hours in community service for over 900 organizations in 2023
- Offered 319 financial literacy courses in 2023 to 5,083 participants
- Utilized 94 out of the total 117 participants in the Diverse Supplier Program, totaling over $1 million or 2.1% of the Bank's total spend
- Sponsored 15 community shred events and monthly secure shred collection from all facilities, resulting in 184 tons of paper diverted from landfills
- Company culture focused on generating a positive impact on individuals, organizations, and entire communities

DEI

Diversity, Equity & Inclusion

- 50% gender, racial and ethnic diversity on the Corporate Board of Directors
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions
- 16.9% minority hire rate in 2023
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments
- Strategic Planning Team comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●